                        SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549

                                 ----------------

                                    FORM 8-K


                            CURRENT REPORT PURSUANT TO
                            SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported):  July 22, 1997


                             Hilton Hotels Corporation
                          ------------------------------
                          (Exact Name of Registrant as
                              Specified in Charter)



         Delaware                  1-3427                   36-2058176
     ----------------            ------------              --------------
     (State or Other             (Commission                (IRS Employer
     Jurisdiction of                File                    Identification
      Incorporation)               Number)                       No.)


                            9336 Civic Center Drive
                      Beverly Hills, California  90210
                      --------------------------------
                            (Address of Principal
                              Executive Offices)


                              (310) 278-4321
                       ----------------------------
                         (Registrant's telephone
                       number, including area code)


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ITEM 5.   OTHER EVENTS

On July 22, 1997 the Registrant announced its earnings for its second fiscal quarter ended June 30, 1997. A copy of the press release is attached hereto as Exhibit 99.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          7(c) Exhibits.
               ---------
               99     Press Release of Hilton Hotels Corporation, dated July
                      22, 1997.



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          Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HILTON HOTELS CORPORATION

                              By:  /s/     Scott A. LaPorta
                                   -------------------------------------------
                                   Name:   Scott A. LaPorta
Dated:  July 25, 1997              Title:  Senior Vice President and Treasurer


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